SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2019

Corporate Asset Backed Corporation, on behalf of

CABCO Series 2004-101 Trust (Goldman Sachs Capital I)

(Exact name of registrant as specified in its charter)

Delaware	001-32193	22-3281571
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

68 South Service Road Suite 120 Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 587-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
$150,000,000 CABCO Series 2004-101 Trust (Goldman Sachs Capital I) Floating Rate Callable Certificates	GYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

This current report on Form 8-K relates to the final distribution reported to the holders of CABCO Series 2004-101 Trust (Goldman Sachs Capital I) (the “Trust”) Floating Rate Callable Certificates (the “Certificates”) relating to the 6.345% Goldman Sachs Capital I Capital Securities due February 15, 2034 (the “GS Securities”). This final distribution was made on December 6, 2019 in connection with the exercise of 100% of the outstanding call options on the Certificates by the holder of the call options.

The Trust was created by the Trust Agreement, dated as of May 20, 2004, between Corporate Asset Backed Corporation, as the depositor (the “Depositor”), and U.S. Bank Trust National Association, as trustee (the “Trustee”), which provided for the issuance of $150,000,000 aggregate certificate principal balance of Certificates. The Certificates did not represent obligations of or interests in the Depositor or the Trustee. The Certificates represented beneficial interests in the Trust. The Goldman Sachs Group, Inc., the guarantor of the GS Securities, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission (“SEC”) (File No. 001-14965). You may read and copy any reports, statements and other information filed by The Goldman Sachs Group, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on The Goldman Sachs Group, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

	99.1	Trustee’s Distribution Report with respect to the December 6, 2019 Final Distribution Date for the CABCO Series 2004-101 Trust (Goldman Sachs Capital I).

EXHIBIT INDEX

Exhibit

99.1	Trustee’s Distribution Report with respect to the December 6, 2019 Final Distribution Date for the CABCO Series 2004-101 Trust (Goldman Sachs Capital I).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Series 2004-101 Trust (Goldman Sachs Capital I)

By:	/s/ Lee Thompson
Name: Lee Thompson
Title: Vice President

Date: December 9, 2019